                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
                  ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 1995



To the Stockholders of
 Southern Investors Service Company, Inc.:

          Notice is hereby given that the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., a Delaware corporation (Company), will be held in the board room of the Company's corporate offices, 2727 North Loop West, Suite 200, Houston, Texas 77008, on Wednesday, May 17, 1995 at 3:00 p.m., Houston time, for the following purposes:

                (a) To elect four directors to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified;

                (b) To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1995; and

                (c) To transact such other business as may properly come before the meeting or any adjournments thereof.

          Only holders of Common Stock, $1.00 par value, of record on April 19, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                              By Order of the Board of Directors,

                              [SIGNATURE OF WALTER M. MISCHER, JR. APPEARS HERE]

                              WALTER M. MISCHER, JR.
                              President and Chief Operating Officer


Houston, Texas
April 26, 1995

                                   IMPORTANT

          IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                              2727 NORTH LOOP WEST
                                   SUITE 200
                             HOUSTON, TEXAS  77008



                                PROXY STATEMENT



                              GENERAL INFORMATION

          This Proxy Statement is furnished to the stockholders of Southern Investors Service Company, Inc. (Company), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on May 17, 1995 (Meeting). It is anticipated that proxy solicitation materials will be first mailed to stockholders on April 27, 1995. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the Meeting. Proxies will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which voting instructions are not specified will be voted for the nominees for the office of director named herein and in favor of the ratification of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1995. A proxy may be revoked by giving written notice of such revocation to the Secretary of the Company at any time before such proxy is voted at the Meeting.

          The Annual Report to Stockholders with respect to the Company's fiscal year ended December 31, 1994 is being mailed to stockholders contemporaneously with the proxy solicitation materials. The Annual Report does not form a part of the material for the solicitation of proxies.


                           OUTSTANDING CAPITAL STOCK

          The record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting is the close of business on April 19, 1995. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the Meeting 3,168,929 shares of common stock, $1.00 par value (Common Stock).


                               QUORUM AND VOTING

          The presence, in person or by proxy, of the holders of a majority of the 3,168,929 shares of Common Stock outstanding is necessary to constitute a quorum at the Meeting. In accordance with Delaware law and the Company's charter and bylaws, each qualifying share of Common Stock is entitled to one vote on each matter to be acted upon at the Meeting. In establishing the presence of a quorum, abstentions and broker non-votes will be included in the determination of the number of shares represented at the Meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes cast and will not affect the outcome of a proposal.

                           PRINCIPAL SECURITY HOLDERS

          To the best knowledge of the Company, the following table sets forth all persons beneficially owning more than 5% of the Common Stock at April 19, 1995. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

                                                AMOUNT AND
                                                 NATURE OF        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNER    OF CLASS
- ------------------------------------------  -------------------  ---------
Walter M. Mischer.........................           915,240(a)     28.88%
  2727 North Loop West, Suite 200
  Houston, Texas  77008
Collecting Bank National Association
  (A National Bank in Liquidation)........           805,156        25.41%
  1001 Main
  Houston, Texas  77002
John D. Weil..............................           335,695(b)     10.59%
  509 Olive St., Suite 705
  St. Louis, Missouri  63101
Texas Commerce Bank National Association..
  P. O. Box 2558                                     307,549         9.71%
  Houston, Texas  77252
John W. Storms, Trustee...................           180,773(c)      5.70%
  1980 Post Oak Blvd., Suite 2110
  Houston, Texas  77056

- --------------
(a) The number of shares of the Common Stock set forth as being beneficially owned by Mr. Mischer includes 2,250 shares of Common Stock that Mr. Mischer holds as custodian for his grandchildren.

(b) The number of shares of Common Stock set forth as being beneficially owned by Mr. Weil includes 308,695 shares of Common Stock held by Mr. Weil and 27,000 shares of Common Stock held by trusts of which Mr. Weil is the trustee.

(c) Mr. Storms serves as Trustee for the Walter M. Mischer, Jr. 1972 Trust and the Paula Mischer Corson 1972 Trust, and as co-trustee of certain trusts for the benefit of Paula Mischer Watson's and Mr. Mischer, Jr.'s children. The number of shares of Common Stock set forth as being beneficially owned by Mr. Storms includes 120,548 shares held by the Walter M. Mischer, Jr. 1972 Trust. Mr. Mischer, Jr. is the sole beneficiary of such trust, but does not exercise any voting or dispositive power with respect to any securities held by such trust. Mr. Mischer, Jr. is the son of Walter M. Mischer. Such number also includes 200 shares of Common Stock owned by a trust for the benefit of one of Mr. Mischer, Jr.'s children, as to which Mr. Storms serves as co-trustee and shares voting and dispositive power. Such number also includes 59,225 shares held by the Paula Mischer Corson 1972 Trust. Paula Mischer Watson, the daughter of Mr. Mischer and the sister of Mr. Mischer, Jr., is the sole beneficiary of such trust, but does not exercise voting or dispositive power with respect to such securities. Such number also includes 800 shares of Common Stock owned by trusts for the benefit of Mrs. Watson's children, as to which Mr. Storms serves as a co-trustee and shares voting and dispositive power.

                             NOMINEES FOR DIRECTORS

  Each of the following persons is a nominee for election as a director of the Company and each is currently a member of the Board of Directors. Directors will be elected by the majority vote of the shares of Common Stock represented at the Meeting and entitled to vote. The term of office for which the following persons are nominated will expire at the next annual meeting of stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office and, to the knowledge of management, the nominees intend to serve the entire term for which election is sought.

  Unless otherwise noted, the information provided in the column below captioned "Principal Occupation" indicates the principal occupation and employment of each nominee during the past five years and the name and principal business of any corporation or other organization in which such occupation or employment was carried on.

                                                                                   DIRECTOR OF THE
NOMINEES FOR DIRECTOR             AGE             PRINCIPAL OCCUPATION              COMPANY SINCE
- --------------------------------  ---  ------------------------------------------  ---------------
Walter M. Mischer (a)(b)(c)(d)..   72  Chairman of the Board and Chief Executive              1955
                                       Officer, Southern Investors Service
                                       Company, Inc., Houston, Texas
Walter M. Mischer, Jr. (b)(e)...   44  President and Chief Operating Officer,                 1976
                                       Southern Investors Service Company, Inc.,
                                       Houston, Texas
Tom F. Steele (c)(d)............   77  Private Investor, Houston, Texas                       1969
John D. Weil (c)(d).............   54  Private Investor, St. Louis, Missouri                  1992

- --------------
(a) As a result of Mr. Mischer's ownership of the shares of Common Stock as described in "Principal Security Holders" above, Mr. Mischer may be deemed to be a control person of the Company for reasons other than his position as a director of the Company. Mr. Mischer is the father of Walter M. Mischer, Jr.

(b) Member of Executive Committee.

(c) Member of Audit Committee.

(d) Member of Compensation Committee.

(e) Mr. Mischer, Jr. is the son of Walter M. Mischer.

   The following table sets forth certain information concerning the ownership of shares of Common Stock by the nominees for director, the executive officers named below in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                SECURITIES OWNED BENEFICIALLY AT APRIL 19, 1995

                                      AMOUNT AND NATURE OF
       DIRECTOR OR NOMINEE            BENEFICIAL OWNER(A)     PERCENT OF CLASS
- ----------------------------------  ------------------------  -----------------

     Walter M. Mischer                         915,240(b)               28.9%
     Walter M. Mischer, Jr.                     25,044(c)(d)              (e)
     Tom F. Steele                               1,000                    (e)
     John D. Weil                              335,695(f)               10.6%
     All directors and executive
      officers as a group                    1,276,989                  40.3%

- --------------
(a) Except as otherwise described herein, each nominee may be deemed to have sole voting and dispositive power with respect to his shares.

(b) Includes 2,250 shares held by Mr. Mischer as custodian for his grandchildren.

(c) Includes 50 shares held by Mr. Mischer, Jr. as custodian, and 800 shares held by trusts of which Mr. Mischer, Jr. serves as co-trustee and as to which he shares voting and dispositive power.

(d) Does not include 120,548 shares of Common Stock held by the Walter M. Mischer, Jr. 1972 Trust. Mr. Mischer, Jr. is the sole beneficiary of such trust, but does not exercise any voting or dispositive power with respect to any securities held by such trust.

(e) Less than 1%.

(f) Includes 27,000 shares of Common Stock held by trusts of which Mr. Weil is trustee.

   The Board of Directors held one meeting during 1994 and each of the directors attended. Committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee. The Audit Committee, which was established in May 1979, did not hold any meetings in 1994; however, the members thereof communicated informally from time to time in 1994. The Audit Committee's function is to recommend an independent auditor for each ensuing year and to review financial statements, audit results, the scope of audit procedures and the auditors' evaluation of internal controls. The Executive Committee did not hold any meetings during 1994; however, the members thereof communicated informally from time to time in 1994. The Compensation Committee, which was established in January 1982, did not hold any meetings during 1994; however, the members thereof communicated informally from time to time in 1994. The Compensation Committee's principal function is to administer the Key Employee Equity Participation Incentive Plan, as described below. The Board of Directors does not have a nominating committee or other committees performing similar functions. The directors do not receive any compensation for their service as directors.

   The following nominees hold directorships (or trusteeships, as indicated) in the companies indicated, which companies have a class of securities registered pursuant to the requirements of the Securities Exchange Act of 1934: Walter M. Mischer - Southwest Airlines Co. and Howell Corporation; John D. Weil - Physicians Insurance Company of Ohio, Cliffs Drilling Company, Cleve Trust Realty Investors and Ogelbay Norton Company.

                               EXECUTIVE OFFICERS

   Each of the following persons has been chosen to become an executive officer of the Company. The term of office for which the following persons are to be elected will expire at the first Board of Directors meeting following the 1996 Annual Meeting of Stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified.

                                                              SERVED IN SUCH
          NAME            AGE             OFFICE              CAPACITY SINCE
- ------------------------  ---  -----------------------------  --------------
Walter M. Mischer.......   72  Chairman of the Board                    1969
                               Chief Executive Officer                  1976
Walter M. Mischer, Jr...   44  President                                1981
                               Chief Operating Officer                  1981
James C. Box............   64  Senior Vice President                    1988
Eric M. Schumann (a)....   44  Senior Vice President-Finance            1992

- --------------
(a) From September 1986 to July 1991, Mr. Schumann served as Executive Vice President-Chief Financial Officer of Commonwealth Savings, Houston, Texas. Mr. Schumann was self-employed as a merger and acquisition consultant from July 1991 until his employment by the Company in May 1992 as Senior Vice President-Finance.


                             EXECUTIVE COMPENSATION

COMPENSATION

   The following table sets forth information regarding the Company's chief executive officer and the only executive officer whose aggregate direct remuneration from the Company and its subsidiaries exceeded $100,000 during the calendar year ended December 31, 1994. The Company has no stock option, retirement or pension plans.

                                 SUMMARY COMPENSATION TABLE

           NAME AND                                              ALL OTHER
      PRINCIPAL POSITION           YEAR         SALARY ($)    COMPENSATION ($)
- -------------------------------  ---------      ----------  ---------------------

Walter M. Mischer                  1994          $ 11,039              $0
Chairman of the Board              1993          $ 10,605               0
Chief Executive Officer            1992          $ 10,440               0


Walter M. Mischer, Jr.             1994          $ 90,399         $80,700(a)
President and Chief Operating      1993          $106,721               0
   Officer                         1992          $167,254               0

- --------------
(a) Mr. Mischer, Jr. is a participant in the Key Employee Equity Participation Incentive Plan described below. The participants are entitled to share in cash distributions under limited partnerships subject to such plan. Cash distributions totalling $80,700 were made to Mr. Mischer, Jr. in 1994 and this amount is included in the table. No distributions were made to Mr. Mischer, Jr. in 1993 or 1992.

CERTAIN TRANSACTIONS

  In 1982 the Board of Directors instituted a Key Employee Equity Participation Incentive Plan (Incentive Plan) designed to provide incentive compensation for certain key employees of Mischer Development, Inc. (MDI), the Company's former wholly owned subsidiary engaged in developing and managing office buildings. To implement the Incentive Plan, the Compensation Committee of the Board of Directors allocated to the participating employees, in the aggregate, a 16.25% interest in a limited partnership formed in January 1982 (1982 Partnership). Through the 1982 Partnership, the Company, as general partner, currently holds an 86.25% interest. The limited partners hold the remaining 13.75%. Their positions with the Company (if any), and their interest in the 1982 Partnership are as follows: Walter M. Mischer, Jr., President, Chief Operating Officer, and director - 5.0%; C. Ronald Blankenship - 5.0%; George Ruhlen - 2.5%; and Robert
E. McDonald - 1.25%. The limited partners made capital contributions to the 1982 Partnership at the time of its formation.

  The Company, as general partner, is solely responsible for determining when any distribution is to be made to the partners. All profits, losses and distributions of the 1982 Partnership are allocated among the partners in accordance with the partnership agreement.

  Under the terms of the limited partnership agreement, the Company may, at its option, and will, at the option of the limited partner, purchase the partnership interest of a limited partner who is no longer employed by the Company or any of its subsidiaries. In connection with such a transaction in 1992, the Company deeded a house in Houston to a limited partner as consideration for such person's interest. The house was purchased from Walter M. Mischer for $65,000. The Company issued a $65,000 note payable to Mr. Mischer which was due together with interest at the prime rate on June 28, 1993 and was consolidated with other notes payable to Mr. Mischer, as described below.

  The Company had accrued a $965,000 liability, and made distributions of $85,000 to the limited partners during 1991 and $73,000 to the partner discussed above during 1992 related to the Incentive Plan. During 1994, the Company made payments of $202,000 in settlement of the remaining obligations and recorded an extraordinary gain of $605,000. Mr. Mischer, Jr. received $80,700 in 1994 of the amount distributed to the limited partners.

  The 1982 Partnership owns a 20% equity interest in a ten-story office building in Houston, Texas completed in 1983. As of the date of this Proxy Statement, the value, if any, ultimately realizable from a limited partner's interest in the 1982 Partnership is not ascertainable.

  During the fourth quarter of 1990, the Company settled its obligations with one of its joint venture lenders. Walter M. Mischer had previously guaranteed the joint venture's loan and the Company had indemnified Mr. Mischer against any loss with respect to his guarantee. Mr. Mischer paid $35,000 cash and issued a note payable to the lender for $83,700, bearing interest at 12% and maturing on June 28, 1993, to settle his guarantee. The Company recorded a note payable to Mr. Mischer, which had a balance of $116,000 as of December 31, 1992, and with interest at 12% was due June 28, 1993. The note was consolidated with other notes payable to Mr. Mischer, as described below.

  During 1993, Mr. Mischer advanced the Company $90,000. This advance, together with the $65,000 note discussed above and the $116,000 note discussed above, and accrued and unpaid interest, were consolidated into a single note in the approximate principal amount of $338,000. This note bears interest at the prime rate plus 1% and is due May 18, 1995. This note is secured by approximately 14,720 acres of land located adjacent to the Company's resort in west Texas.

  Due to the Company's lack of adequate resources and its need for additional employee housing units at its resort in west Texas, a company owned by Mr. Mischer contracted with the Company for the construction of additional employee housing. During 1993 and 1994, the Company billed and collected $204,000, representing the entire cost of these units from Mr. Mischer. These units are owned by Mr. Mischer and leased to employees of the Company.

  The Company recognized income of $99,000 during 1994 relating to its 12.5% equity interest in Heritage Park Venture II (Heritage Park). The remaining 87.5% of Heritage Park is held by a company owned by Mr. Mischer, Mr. Mischer, Jr. and Mrs. Watson.

  During 1992 and 1987 Walter M. Mischer purchased certain notes and contracts receivable of the Company at the face amount of $83,000 and $546,000, respectively. The Company is required at Mr. Mischer's election to repurchase, at par, any note with a payment more than 90 days delinquent. None of these notes had been repurchased as of December 31, 1994.

  As a result of a series of transactions occurring during 1989 and 1990, the Company's effective investment in Jackson Supply Company (Jackson), an established distributor of air conditioning equipment located in Jackson, Mississippi, was reduced to 10%. In connection with these transactions, Walter
M. Mischer and the president of Jackson have effective investments in Jackson of 75% and 15%, respectively. The Company has guaranteed Jackson's revolving line of credit with a bank. At December 31, 1994, the revolving line of credit had an outstanding principal balance of $1.0 million.

  During 1994, the Company paid $114,000 to Texas Commerce Bank National Association, to settle a promissory note with a balance of $892,000 including accrued interest that had matured on September 30, 1993.

  On December 15, 1989, certain debenture holders, including Walter M. Mischer, Walter M. Mischer, Jr., John D. Weil and John W. Storms, Trustee (Consenting Holders), representing 84% of the outstanding principal amount of the debentures as of December 31, 1990, agreed to make loans to the Company equal to 72% of interest and all principal payments received on such debentures. In 1991, the Consenting Holders agreed to make loans to the Company equal to 100% of the interest payments received on the debentures on June 1 and December 1, 1991. Such loans made to the Company bore interest at the same rate as the applicable 7% or 8.5% debentures and were due on September 30, 1993. The Consenting Holders also agreed to modify their debentures pursuant to a Third Supplemental Indenture dated November 30, 1989 (the "Supplemental Indenture"). Effective from and after December 1, 1989 the Supplemental Indenture eliminated the requirement that the Company redeem, through the operation of the sinking fund, any debentures held by Consenting Holders. The Supplemental Indenture further directed the Company and the trustee to redeem all debentures held by persons other than the Consenting Holders prior to soliciting for redemption any debentures held by Consenting Holders. The Company continued to make the required sinking fund payments with respect to debentures held by non-consenting holders. Mr. Mischer and Mr. Mischer, Jr. made loans aggregating $133,000 during 1989 which amount was equal to 72% of interest payments received on the subordinated debentures held by them. Such loans made to the Company during 1989 bore interest at 6% and 7% per annum and were due on September 30, 1993. During 1993, in connection with the restructure of the Company's debentures, the Company issued $3,440,000 in unsecured promissory notes to certain directors, stockholders and affiliates, including notes to Mr. Mischer, Mr. Mischer, Jr., Mr. Weil and John W. Storms, Trustee in the aggregate principal amount of $2,995,000, to consolidate amounts due for the debenture loans discussed above, debentures held by them and accrued and unpaid interest. These notes bear interest at 6% compounded annually and are due October 2, 1995.

  In January 1990, the Company entered into an agreement with a limited partnership, in which Mr. Mischer holds an effective interest of 50%, to manage the development and sales of a residential property for a monthly fee of $10,000. In addition, the Company manages real estate projects in which Mr. Mischer has effective ownership interests ranging from 81% to 100% for an aggregate monthly management fee of $41,500. The management contracts are cancelable upon 30 days notice.

  Various companies or joint ventures in which Mr. Mischer has interests ranging from 50% to 100% effective ownership acquired options to purchase lots from the Company and from various joint ventures in which the Company is a venturer.
Such companies and joint ventures purchased a total of 104 lots from the Company or its affiliated joint ventures for an aggregate amount of $1,751,000 during 1994. These companies and joint ventures have outstanding option contracts totaling $2,559,000 covering 150 lots with the Company or its affiliated joint ventures at December 31, 1994.

  Mr. Mischer and Mr. Mischer, Jr. participate in real estate projects in the Houston area which may compete with the Company's projects.

  In the opinion of management of the Company, all of the transactions described above were effected on terms at least as favorable to the Company as those which could have been obtained from unaffiliated third parties.


                             STOCKHOLDER PROPOSALS

  Stockholders of record desiring to present an appropriate resolution at the 1996 Annual Meeting of Stockholders must furnish the proposed resolution to the Company no later than January 9, 1996 for inclusion in the Company's proxy statement and form of proxy relating to such meeting. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals by Certified Mail-Return Receipt Requested.


                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending December 31, 1995, and unless otherwise directed, the proxy will be voted to ratify such appointment. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.


                                 OTHER MATTERS

  The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, certain officers and regular employees may solicit the return of proxies by telephone, telegram or personal interview. The Company has requested brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting material to persons for whom they hold shares of the Company and will reimburse such holders for their charges or expenses.

  The Board of Directors has no information that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters do come before the Meeting, the proxy confers discretionary authority on the persons named in the proxy to vote it in accordance with the recommendations of management.

                             By Order of the Board of Directors,

                             [SIGNATURE OF WALTER M. MISCHER, JR. APPEARS HERE]

                             WALTER M. MISCHER, JR.
                             President and Chief Operating Officer


Houston, Texas
April 26, 1995


  THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND THE EXHIBITS THERETO. WRITTEN REQUESTS FOR COPIES OF THE REPORT SHOULD BE DIRECTED TO THE ATTENTION OF SECRETARY, SOUTHERN INVESTORS SERVICE COMPANY, INC. 2727 NORTH LOOP WEST, SUITE 200, P. O. BOX 7479, HOUSTON, TEXAS 77248.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
             2727 North Loop West, Suite 200, Houston, Texas  77008
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby revokes any proxy or proxies heretofore given and appoints Walter M. Mischer and Walter M. Mischer, Jr., or either of them, the attorneys and proxies of the undersigned, each with full power of substitution, to represent and to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., to be held in the board room of Southern Investors Service Company, Inc., 2727 North Loop West, Suite 200, Houston, Texas on May 17, 1995 at 3:00 p.m., Houston time, and at any adjournment of said meeting, all of the shares of Common Stock in the name of the undersigned in the name of the undersigned or which the undersigned may be entitled to vote.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 AND 2, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSALS.

            (Continued, and to be signed and dated, on reverse side)

            /X/   Please mark
                  your votes
                    as this


- ---------------------------
            COMMON


1.  ELECTION OF DIRECTORS.         WITHHOLD AUTHORITY
    FOR all nominees listed             to vote
      at right (except as                for
        marked to the                    all
          contrary)                    nominees
                                        listed
                                        to the
                                         right
           [ ]                            [ ]


Walter M. Mischer, Walter M. Mischer, Jr.,
Tom F. Steele and  John D. Weil

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

- ----------------------------------------------------------------

 2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSON LLP as independent public accountants for the Company for the calendar year ending December 31, 1995.

     FOR       AGAINST     ABSTAIN
     [ ]        [ ]         [ ]


3. FOR THE TRANSACTION OF SUCH OTHER BUSINESS as may be properly brought before the meeting.


    Signatures should agree with name of
    stock certificate as shown hereon. When
    shares are held by joint tenants, both
    should sign. When signing as attorney,
    executor, administrator, trustee or
    guardian, please give full title as such.
    If a corporation, please sign in full
    corporate name by President or other
    authorized officer. If a partnership,
    please sign in full partnership name by
    authorized person.


    Dated:                        , 1995
          -------------------------


   ---------------------------------------
           (Stockholder's Signature)



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           (Stockholder's Signature)